***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is made and entered into effect as of October 28, 2009 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477 Munich, Germany (“Micromet”), and sanofi-aventis, having its principal place of business at 174, avenue de France, 75635 Paris Cedex 13, France (“Sanofi”).  Micromet and Sanofi each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

Recitals

A.              Micromet has developed a proprietary platform for the discovery, research, and development of BiTE® antibodies, which may have applications in the treatment of cancer and other diseases.

B.              Sanofi is a global pharmaceutical company with experience in the development and commercialization of pharmaceutical products.

C.              Micromet and Sanofi desire to collaborate on the research and development of one or more products comprising a BiTE antibody binding to a specific target, and to have Sanofi further develop, manufacture and commercialize such products on a worldwide basis.

In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Agreement

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.

1.1             “Additional Third Party IP” has the meaning as defined in Section 8.5.2.

1.2             “Affiliate” means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, contract rights, voting rights, or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of an entity.

1.3             “Alliance Manager” has the meaning as defined in Section 2.3.1.

1.4             “[***] Product” has the meaning defined in Section 7.9.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.5             “Antibody” means a molecule comprising two or more immunoglobulin variable domains or parts of such domains.

1.6             “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other requirements (including Good Manufacturing Practices (GMP), Good Laboratory Practices (GLP) and Good Clinical Practices (GCP), collectively referred to as “GxP”), that may be in effect from time to time and apply to the development, manufacture, registration, and marketing of a Product in the countries of the Territory, including any such statutes, rules, regulations, guidelines, or other requirements of the FDA or the EMEA.

1.7             “[***] Product” means with respect to a Product [***], any [***] product that (a) is [***]; and (b) has [***] based upon [***] of [***] as a [***] or [***] based in whole or in part upon [***] for a [***] or [***]with a [***].

1.8             “BiTE Antibody” means any bi-specific, single-chain Antibody binding to the [***] of T cells.

1.9             “BLA” means a Biologics License Application, supplemental Biologics License Application, or similar application filed or to be filed with the FDA, or a comparable application in jurisdictions outside the United States of America, including a marketing approval application filed or to be filed with the EMEA.

1.10           “Breaching Party” has the meaning as defined in Section 12.2.1.

1.11           “Business Day” means any weekday that is not a legal holiday in New York, New York, Paris, France, or Munich, Germany and is not a day on which banking institutions in any of those cities are required by law or regulation to be closed.

1.12           “Calendar Quarter” means any one of the four three-month time periods in any calendar year commencing on January 1, April 1, July 1 and October 1 of such year.

1.13           “Change of Control” means with respect to any Party (the “Acquired Entity”) (a) any sale, exchange, transfer, issuance to, or acquisition, whether in one transaction or a series of related transactions, by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity, whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, by merger or otherwise, or beneficially or of record, but excluding the issuance of shares in a financing transaction; (b) a merger or consolidation under applicable law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one (1) or more Third Parties in one transaction or a series of related transactions.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.14          “Clinical Supply Requirements” means the quantities of BiTE Antibodies which are required by a Party or the Parties for the development of a Product under this Agreement, including, without limitation, the conduct of research, pre-clinical studies and clinical trials in connection with the Development Plan.

1.15           “Co-Chair” has the meaning as defined in Section 2.1.1.

1.16           “Collaboration Product Patent” means any Patent within the Collaboration Technology that (i) is [***] for the development, manufacture or Commercialization of a Product; and (ii) is [***] for the development, manufacture or commercialization of a [***] [***] that is [***].

1.17           “Collaboration Target” means the whole of, or fragments and [***] of, [***] identified by the [***] entry name [***] and accession number [***] with the amino acid sequence as set out in Exhibit A, or any [***] of such target.

1.18          “Collaboration Technology” means any Patent or Know-How that is conceived or generated solely or jointly by any employee, agent or Service Provider of one or both Parties in the course of performing activities under this Agreement.

1.19           “Commercialization” means the pre-marketing activities conducted for a Product prior to obtaining Marketing Approval, the manufacture for commercial sale, and the marketing, promotion, advertising, selling and distribution of a Product after Marketing Approval has been obtained.  The term “Commercialize” has a correlative meaning.

1.20          “Commercially Reasonable Efforts” means the carrying out of obligations or tasks by a Party in an ongoing and sustained manner using a level of efforts in good faith consistent with the exercise of prudent scientific and business judgment, as applied by such Party to products or research or development projects owned by it of similar scientific and commercial potential.  Commercially Reasonable Efforts will take into account [***] and other relevant commercial factors.

1.21           “Confidential Information” has the meaning as defined in Section 10.1.

1.22           “Control” means, with respect to a Party and any Patent, Know-How, or other intellectual property right, that a Party owns or has a license to such Patent, Know-How or intellectual property right and has the ability to grant to the other Party a license or a sublicense (as applicable) to such Patent, Know-How or intellectual property right on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant to the other Party such access, license or sublicense.  The term “Controlled” has a correlative meaning,

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.23           “Development Plan” means the plan for the research and development of a Product, as may be amended in accordance with Section 3.1.2.

1.24           “Disclosing Party” has the meaning as defined in Section 10.1.

1.25           “Dispute” has the meaning as defined in Section 17.4.2.

1.26           “EMEA” means the European Medicines Agency, or any successor agency thereto.

1.27           “Executive Officer” means (a) in the case of [***], the [***] of [***]; and (b) in the case of [***] (i) prior to the [***] or the [***]; and (ii) after the [***] of a [***].

1.28           “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.29           “First Commercial Sale” means the first sale to a Third Party of a Product in a country after approval of a BLA has been obtained for such country.

1.30           “Field” means the [***] [***], including [***].

1.31           “FTE” means the equivalent of a total of [***] hours per year of work carried out by a qualified employee a Party in connection with the execution of the Development Plan.  In the case that any personnel of a Party who works partially on the execution of the Development Plan and partially on other work, then the full-time equivalent to be attributed to such individual’s work hereunder will be equal to the percentage of such individual’s total work time that such individual spent working on the execution of the Development Plan.  FTE work will not include the work of [***], except to the extent included in the FTE Rate.

1.32           “Governmental Authority” means any supranational, national, federal, state, local, municipal, quasi-governmental or other authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal) exercising executive, legislative or judicial governmental powers.

1.33           “ICC” has the meaning as defined in Section 17.4.3.

1.34           “IND” means an Investigational New Drug Application filed or to be filed with the FDA, and the equivalent application in jurisdictions outside the United States of America, including “Investigational Medicinal Product Dossier” filed or to be filed with the EMEA.

1.35           “Indemnification Claim Notice” has the meaning as defined in Section 14.3.

1.36           “Indemnified Party” has the meaning as defined in Section 14.3.

1.37           “Indemnifying Party” has the meaning as defined in Section 14.3.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.38           “Indemnitees” has the meaning as defined in Section 14.3.

1.39           “Indication” means a [***] or any [***] (or [***] thereof) of a [***] for which [***] ([***]).

1.40           “Initial Development Plan” has the meaning as defined in Section 3.1.2.

1.41           “Joint Collaboration Technology” means any Collaboration Technology or any other Patent or Know-How conceived or generated jointly in the performance of this Agreement by employees, agents, or Service Providers of both Parties or their respective Affiliates.

1.42           “[***]” means the research and development of a Product until [***] (a) the receipt of the [***], or (b) the completion of [***] to be performed by [***] pursuant to [***] for such Product.

1.43           “JPT” has the meaning as defined in Section 2.2.1.

1.44           “JPT Leader” has the meaning as defined in Section 2.2.1.

1.45           “JSC” has the meaning as defined in Section 2.1.1.

1.46           “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, protein sequences, DNA sequences, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not claimed or disclosed in a Patent.

1.47           “Lead Candidate” means a BiTE Antibody binding to the Collaboration Target which has been designated as a Lead Candidate by the JSC according to Sections 2.1.2 and 3.2.1.

1.48           “Licensed Technology” means the [***] Technology, [***] Technology, [***] Technology, and [***] Technology, and any [***] Technology or [***] Technology to the extent included in Licensed Technology pursuant to Sections 7.3 or 7.4.

1.49           “Losses” has the meaning as defined in Section 14.1.

1.50           “Major Market” means each of [***].

1.51           “Major Pharmaceutical Company” has the meaning defined in Section 7.5.

1.52           “Marketing Approval” means the approval of a BLA, and any [***] to the extent required by Applicable Law prior to the sale of a Product in a country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.53           “Micromet Clinical Supply Cost” means (a) the [***] incurred by [***] for [***] and for [***] and [***] for [***] under the [***], (b) the [***] incurred by [***] for [***] and [***] of such [***] for activities contemplated [***] and (c) any [***] or [***] actually paid with respect to [***] or [***] of [***].

1.54           “[***] Technology” means any [***] conceived or generated solely by employees, agents or Service Providers of [***] or its Affiliates.

1.55           “[***] Collaborator” means any Third Party developing or commercializing a product containing or comprising a [***] alone or in collaboration with [***] under a license to Patents Controlled by [***].

1.56           “[***] Technology” means any Patent or Know-How that (a) is [***] (b) is [***], and (c) is [***].

1.57           “[***] Development Expenses” means those costs and expenses [***] directly in connection with the [***] in accordance with this Agreement and included in the [***] to the following:

(a)              [***] associated with the [***] performed by [***] or by a [***] on behalf of [***] and for clarity are not otherwise [***];

(b)              [***];

(c)              [***]; and

(d)              [***].

1.58           “[***] FTE Costs” means, for all [***] performed by [***] in accordance with the [***] of (a) the [***] as set forth in the [***] and (b) the [***] For the avoidance of doubt, the activity of [***].

1.59           “[***] FTE Rate” means €[***] per FTE, which amount is [***] and includes without limitation, for each FTE, [***].

1.60           “Micromet Indemnitee” has the meaning as defined in Section 14.1.

1.61           “[***] Technology” means any Patent or Know-How that (a) is [***] Technology or [***] Technology, (b) is owned by [***], and (c) is [***].

1.62           “[***] Technology” means any Patent or Know-How that (a) is [***] [***], and (b) is [***], including the [***] listed in Exhibit D.

1.63           “[***] Technology” means any Patent or Know-How that (a) is [***], and (b) is [***], including the Patents listed on Exhibit C.

1.64           “[***] Product” means any product comprising a [***] binding to a target [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.65           “Net Sales” means the gross amount invoiced or otherwise collected by or on behalf of Sanofi or its Affiliates or sublicensees for arm’s length sales of Products to Third Party purchasers, less the following deductions in each case to the extent included in such invoice or otherwise actually allowed or incurred with respect to such sales, determined in accordance with IAS/IFRS (or GAAP for the US) consistently applied:

(a)           normal and customary trade, cash, quantity and free-goods allowances granted and taken directly with respect to sales of such Products;

(b)           amounts repaid or credited by reason of returned products, including for defects, rejections, recalls, returns and billing errors;

(c)           chargebacks and other amounts paid on sale of Products;

(d)           Third Party cash rebates and chargebacks related to sales of Products, to the extent allowed;

(e)           retroactive price reductions that are actually allowed or granted;

(f)           compulsory refunds, credits and rebates granted to Third Parties for the sale of Products, accrued, paid or deducted pursuant to agreements (including, but not limited to, managed care agreements) or government regulations;

(g)           freight, postage, shipment and costs (or wholesale fees in lieu of those costs) and customs duties incurred in importing or exporting Products that are separately identified on the invoice or other documentation;

(h)           sales taxes, excess duties, or other consumption taxes and compulsory payments to Governmental Authorities or other governmental charges imposed on the sale of Products, which are separately identified on the invoice or other documentation, but specifically excluding taxes based upon net income of a Party;

(i)           [***]; and

(j)           [***]

Net Sales in currency other than Euro will be translated into Euro according to the provisions of Section 9.4 of this Agreement.  Sales between the Parties, or between the Parties and their Affiliates or sublicensees, for resale to Third Parties, will be disregarded for purposes of calculating Net Sales; provided that the subsequent sale to a Third Party is included in Net Sales. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are separately charged to, and paid by Third Parties will not be deducted from the invoice price in the calculation of Net Sales. In the case of any sale of a Product for consideration other than cash, such as barter or countertrade, Net Sales will be calculated on the fair market value of the consideration received as agreed by the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

A sale of a Product is deemed to occur upon invoicing.  If any discounts or other deductions are made in connection with sales of the Product that are bundled or sold together with other products of Sanofi, its Affiliates or sublicensees, in no event will the discount applied to the Product exceed the discount applied to other products of Sanofi, its Affiliates or sublicensees in such arrangement based upon the respective list prices of the Product and such other products prior to applying the discount.

Solely for purposes of calculating Net Sales, if Sanofi or its Affiliate or sublicensee sells  Products in the form of a combination product containing any Product and one or more active ingredients (whether combined in a single formulation or package, as applicable, or formulated or packaged separately but sold together for a single price in a manner consistent with the terms of this Agreement) (a "Combination Product"), then Net Sales, for purposes of determining royalty payments on such Combination Product, will be calculated by multiplying the Net Sales of the Combination Product by the fraction A over A+B, in which A is the gross selling price of the Product portion of the Combination Product when such Product is sold separately during the applicable accounting period in which the sales of the end-user product were made, and B is the gross selling price of the other active ingredients, as the case may be, of the Combination Product sold separately during the accounting period in question. All gross selling prices of the elements of such Combination Product will be calculated as the average gross selling price of the said elements during the applicable accounting period for which the Net Sales are being calculated.  In the event that, in any country or countries, no separate sale of either such above-designated Product or such above designated active ingredients of the Combination Product are made during the accounting period in which the sale was made or if gross retail selling price for the active ingredient cannot be determined for an accounting period, Net Sales allocable to the Product in each such country will be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country-by-country basis, variations in potency, the relative contribution of each active agent, component or service, as the case may be, in the combination, and relative value to the end user of each active ingredient.  Notwithstanding the foregoing, the Parties agree that, for purposes of this paragraph, [***] will not be deemed to be “active ingredients”.

1.66           “Non-Breaching Party” has the meaning as defined in Section 12.2.1.

1.67           “Out-of-Pocket Costs” means costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with IAS/IFRS (or GAAP for the US)) by Micromet and/or its Affiliates, if applicable.

1.68           “Patent” means (a) any patent and patent application in any country or supranational jurisdiction, and (b) any provisional, substitution, division, continuation, continuation in part, reissue, renewal, registration, confirmation, reexamination, extension, supplementary protection certificate and the like, of any such patent or patent application.

1.69           “Patent Challenge” has the meaning as defined in Section 6.6.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.70           “Percentage [***]” has the meaning as defined in Section 8.4.3.

1.71           “Phase 1 Trial” means a clinical trial of a pharmaceutical product on healthy subjects or patients designed with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product as and to the extent defined for the United States in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other  country, including the Phase 1 part of any clinical trial that is a combination Phase 1 Trial and Phase 2 Trial.

1.72           “Phase 2 Trial” means a clinical trial of a pharmaceutical product on patients  designed to determine the safe and effective dose range in the proposed therapeutic indication as and to the extent defined for the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country.

1.73           “Phase 3 Trial” means a clinical trial of a pharmaceutical product on patients designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support a Marketing Approval of such drug, as and to the extent defined for the United States in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent regulation  in any other country.

1.74           “Pivotal Trial” means (a) Phase 3 Trial, or (b) a Phase 2 Trial, or a combination Phase 2 Trial and Phase 3 Trial for which the relevant Regulatory Authority has determined that the data generated in such trial could be sufficient, depending on its outcome, to support a Marketing Approval for such pharmaceutical product.

1.75           “Proceeding Commencement Date” has the meaning as defined in Exhibit I.

1.76           “Product” means any product comprising a BiTE Antibody binding to the Collaboration Target.

1.77           “Program Transfer” has the meaning as defined in Section 13.1.

1.78           “Receiving Party” has the meaning as defined in Section 10.1.

1.79           “Recovery” has the meaning as defined in Section 6.5.2(d).

1.80           “Regulatory Authority” means, in a particular country or jurisdiction, any Governmental Authority involved in granting approval to market or sell a Product, including any pricing and reimbursement approvals, in such country or jurisdiction, including the FDA, the EMEA, and any Governmental Authority equivalent to and performing some or all of the functions the FDA or EMEA in the applicable jurisdiction.

1.81           “Regulatory Filing” means any submission or application made or filed with a Regulatory Authority, including any IND or BLA.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.82           “[***]” means [***] Percent ([***]%), unless [***] pursuant to the terms of Section 8.4.3 to either [***] Percent ([***]%) or [***] Percent ([***]%).

1.83           “[***] Technology” means any Patent or Know-How that  is [***], but excluding in each case any [***] Technology and any [***] Technology.  For clarity, [***] Technology includes any Patent or Know-how (a) developed in the conduct of [***], [***], [***] or during [***], or (b) Patent or Know-How that specifically relates to or arises out of activities [***] (but not in preparation [***]) or [***].

1.84           “[***] Technology” means any Collaboration Technology that is (i) conceived or generated solely by employees, agents or Service Providers [***] in connection with the [***] and (ii) developed or used in the [***] (including [***] Technology conceived or generated in the conduct of (a) [***] or (b) the [***]), but excluding any [***] Technology or any Patent or Know-How that specifically relates to or arises out of activities [***] or later [***].

1.85           “[***] Technology” means any Patent or Know-How that (a) claims or covers [***], and (b) is Controlled by [***] during the Term of this Agreement.

1.86           “Sanofi Indemnitee” has the meaning as defined in Section 14.2.

1.87           “[***] Technology” means any Patent or Know-How that (a) is Controlled by [***] and (b) in the case of any Patent, [***] or in the case of Know-How is [***], excluding in each case [***] Technology,  [***] Technology and [***] Technology.

1.88           “[***] Technology” means any Patent or Know-How that (a) is Controlled by [***] during the Term of this Agreement, and (b) is [***].

1.89           “Service Provider” has the meaning as defined in Section 3.5.

1.90           “Support Memorandum” has the meaning as defined in Exhibit I.

1.91           “Term” has the meaning as defined in Section 12.1.

1.92           “Territory” means all countries of the world.

1.93           “Third Party” means any entity other than Micromet, Sanofi or their respective Affiliates.

1.94           “Third Party Claim” has the meaning as defined in Section 14.1.

1.95           “[***]” means any of the agreements listed in Exhibit D.

1.96           “Valid Claim” means an [***] that has not (i) expired or been canceled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.	Collaboration Governance

2.1          Joint Steering Committee.

2.1.1     Establishment of Joint Steering Committee.  The Parties will establish a joint steering committee (the “JSC”) within thirty (30) days of the Effective Date, to oversee the development of the Products and the activities to be performed by the JPT under this Agreement.  Each Party will appoint three (3) employees with senior level authority and expertise to serve as their representatives on the JSC.  From time to time, on written notice to the other Party, Micromet and Sanofi each may substitute any of its representatives on the JSC.  Each Party will designate one of its members of the JSC as a co-chairperson (each a “Co-Chair”).  Subject to the provisions of this Section 2, the JSC will establish its own procedural rules for its operation.

2.1.2     Tasks of the JSC.  The JSC will have the power only to: (a) establish the overall development and regulatory strategy for the Products and the selection of Indications, (b) nominate a BiTE Antibody for Sanofi’s approval as a Lead Candidate; (c) oversee the conduct of the development of the Products under this Agreement; (d) monitor the activities and performance of the JPT; (e) review and approve in writing any updates or amendments to the Development Plan including the Micromet Development Expenses; (f) monitor the progress of and coordinate the activities undertaken pursuant to the Development Plan; (g) review new dosage forms and new formulations or delivery systems; and (h) take such other actions as are expressly delegated to the JSC in this Agreement.  The JSC will not have any power to amend this Agreement.

2.1.3     JSC Meetings.  The JSC will meet once every Calendar Quarter.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least two meetings per year will be held in person.  The JSC may meet more frequently by agreement of the Co-Chairs.  The Co-Chair of a Party, alternating with the Co-Chair of the other Party, will be responsible for organizing the meetings of the JSC and for distributing the agenda of the meetings.  The organizing Co-Chair will include on the agenda any item within the scope of the responsibility of the JSC that is requested to be included by any member of the JSC, and will distribute the agenda to the JSC no less than one (1) week before the meeting.  Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of the JSC.

2.1.4     Meeting Minutes.  The Co-Chair who organized the JSC meeting (or their designee) will prepare the meeting minutes within seven (7) Business Days after each meeting, and will send it to all members of the JSC for review and approval.  Minutes will be deemed approved unless any member of the JSC objects to the accuracy of such minutes by providing written notice to the other members of the JSC within fourteen (14) Business Days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the Co-Chairs, such minutes will be amended to reflect such unresolved objection.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.1.5     Decision Making.

(a)              The JSC will take action on matters within its power by unanimous consent of the members of the JSC, with each Party having a single vote, irrespective of the number of JSC members in attendance at a meeting, or by a written resolution signed by the Co-Chairs.

(b)              If the JSC is unable to reach unanimous consent on a particular matter, then either Party may provide written notice of such unresolved matter to the Alliance Managers who will try to facilitate the resolution of such issue.  If the JSC is unable to resolve such matter within thirty (30) days after a Party provided written notice to the Alliance Managers, then the matter will be escalated, by written notice, to the respective Executive Officers of each Party.  The Executive Officers (or his or her designee, who must be a member of the Party’s senior management with appropriate decision-making authority, but who is not a member of the JSC, JPT or the Alliance Manager) of each Party will meet at least once in person to discuss such matter and use their good faith efforts to resolve the unresolved matter within thirty (30) days after the matter has been escalated by written notice to the Executive Officers.  If the Executive Officers (or their designees) cannot reach agreement on how to resolve such matter within the thirty (30) day time period, the Executive Officer of [***].  Without limiting the generality of the foregoing [***] (a) to designate a [***], (b) to designate a [***] for further development [***], and (c) to approve [***] for a Product, in each case subject to [***].

(c)              Notwithstanding the terms of Section 2.1.5(b), the Executive Officer of [***] that would (i) [***]; or (ii) [***].

(d)              Notwithstanding the terms of Sections 2.1.5(b) and (c) above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter will be resolved in accordance with the terms of Section 17.4.

2.2          Joint Project Team.

2.2.1     Establishment of Joint Project Team.  The Parties will establish a joint project team (the “JPT”) to oversee the research and development of Products under this Agreement and for the performance of the [***].  The JPT will consist of representatives of each Party designated by the JSC.  Each Party will designate one of its JPT members as the project team leader (each a “JPT Leader”) who will be the primary contact person for the other Party for all operational matters relating to the development of a Product by such Party.  From time to time, on written notice to the other Party, Micromet and Sanofi each may substitute any of its representatives on the JPT.  Upon completion of the [***] or the withdrawal by either Party from the JSC, the JPT will automatically be disbanded.

2.2.2     Tasks of the JPT.  The JPT will: (a) oversee the day-to-day activities of the Parties in the performance of the Development Plan; (b) develop and propose updates to the Development Plan for review and approval by the JSC in accordance with Section 2.1.2, including the [***] and [***] and [***] approved by the JSC; (c) provide a quarterly written report to the JSC summarizing the Parties’ progress with respect to the development of Products under this Agreement; and (d) take such other actions as are expressly delegated to the JPT by the JSC or by the terms of this Agreement. The JPT will not have any power to amend this Agreement or to make decisions assigned to the JSC, and will have only such powers as are specifically delegated to it by the JSC or the terms of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.2.3     JPT Meetings.  The JPT will meet in plenum or in subgroups as often as required for the expeditious performance of the Development Plan, but not less than once every Calendar Quarter prior to the next JSC meeting.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least two meetings per year will be held in person.  The JPT Leaders will be responsible for establishing the meeting schedule, and will alternate in organizing the meetings of the JPT.  The JPT Leader organizing a JPT meeting will be responsible for distributing the agenda of the meeting.  The organizing JPT Leader will include on the agenda any item within the scope of the responsibility of the JPT that is requested to be included by any member of the JPT, and will distribute the agenda to the JPT no less than one (1) week before the meeting.  Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of the JPT.

2.2.4     Meeting Minutes.  The JPT Leader who organized the JPT meeting (or their designee) will prepare the meeting minutes within seven (7) Business Days after each meeting, and will send it to all members of the JPT for review and approval.  Minutes will be deemed approved unless any member of the JPT objects to the accuracy of such minutes by providing written notice to the other members of the JPT within fourteen (14) Business Days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the JPT Leaders, such minutes will be amended to reflect such unresolved objection.

2.2.5     Decision Making.  The JPT will agree on proposals and recommendations to the JSC on all matters within the responsibility of the JPT by unanimous consent, with each Party having a single vote, irrespective of the number of JPT members in attendance at a meeting, or by a written resolution signed by the JPT Leaders.  All proposals and recommendations of the JPT will be submitted for approval by the JSC at the subsequent JSC meeting.  If the JPT is unable to reach unanimous consent on a particular matter, such matter will be submitted to the JSC for resolution in accordance with Section 2.1.5.

2.3           Alliance Managers.

2.3.1      Appointment.  Each of the Parties will appoint a single individual (who may be such Party’s JPT Leader) to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties and discuss the performance of this Agreement (each an “Alliance Manager”).  Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.3.2     Responsibilities.  The Alliance Managers will use good faith efforts to attend all JSC and JPT meetings and support the Co-Chairs in the discharge of their responsibilities.  Alliance Managers will be nonvoting participants in the JSC and JPT meetings, unless they are also appointed members of the JSC.  An Alliance Manager may bring any matter to the attention of any committee if such Alliance Manager believes that such matter warrants such attention.  Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within and among the committees.  In addition, each Alliance Manager: (a) will coordinate the interactions between the relevant functional representatives of the Parties; (b) will identify and bring disputes to the attention of the JSC in a timely manner; (c) will assist with governance activities, such as the conduct of required committee meetings and drafting of meeting minutes; (d) will ensure that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and (e) will serve as the initial point of contact to resolve any disputes between the Parties.  From time to time, each Party may reasonably request that the Alliance Managers facilitate a meeting between appropriate senior level executives of the Parties to discuss any issues relevant to the relationship of the Parties under this Agreement and the current status of the Product.

2.4           [***] Committees.  At any time during the Term after completion of the [***] and [***], each Party will have the right to [***] upon written notice to the other Party.  Upon any such [***], the JSC will be [***] and the [***] will [***] for the [***] under this Agreement.

3.	Product Development

3.1          Development Plan.

3.1.1     The Development Plan will be designed to accomplish the filing of the first IND for a Product [***] and the filing of BLAs and the receipt of Marketing Approval for a Product [***].  The Development Plan will include a budget of Micromet Development Expenses to be incurred pursuant to the Development Plan. The Development Plan will set specific objectives and timelines for carrying out development activities sufficient in scope and quality to progress the development of a Product towards Marketing Approval within timelines and using standards customary in the biopharmaceutical industry for Products at a similar stage of development and with similar market potential.  The Parties agree that the initial Product as described in the Development Plan to be developed under this Agreement will be based on Micromet’s new [***].

3.1.2     The initial Development Plan for the initial Product covering the period from the Effective Date through the first IND filing is attached as Exhibit B (the “Initial Development Plan”).  During the [***], the JPT will periodically review and propose amendments to the Development Plan within the parameters established in Section 3.1.1 and 3.2 for approval by the JSC, to reflect the progress achieved and the further development activities to be undertaken by the Parties in the development of a Product under this Agreement, but not less than once every year in conjunction with the Parties’ budget and program review cycle.  After completion of the [***], the Development Plan will be updated by Sanofi consistent with the terms of this Agreement, and any such updates will be provided to Micromet together with the quarterly progress reports delivered pursuant to Section 3.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

3.2          Allocation of Responsibilities.  Each Development Plan will reflect the following allocation of responsibilities:

3.2.1     [***].  Micromet will be responsible for [***], and for [***].  Micromet will provide to the JSC BiTE Antibodies as proposed Lead Candidates generated within the scope of the Development Plan for the JSC’s review and selection.  Within thirty (30) days after submission by Micromet of the proposed Lead Candidates, the JSC [***] will select the Lead Candidate binding to the Collaboration Target for further development as a Product.  If the JSC does not nominate the proposed BiTE Antibody as a Lead Candidate and the JSC recommends that such BiTE Antibody should be subject to additional work,  then the Parties will amend the Development Plan to reflect any desired additional activities and Micromet will use Commercially Reasonable Efforts to conduct such activities.  Following completion of such activities, Micromet will re-submit such BiTE Antibody to the JSC for Lead Candidate nomination in accordance with the terms of this Section 3.2.1.

3.2.2     [***].  Micromet will be responsible for the development of [***] and for conducting of [***] in [***].

3.2.3     [***].  Micromet will be primarily responsible for [***] in [***] binding to the Collaboration Target.

3.2.4     [***].  Sanofi may conduct certain [***] (e.g. [***]) and will be primarily responsible for performing [***] of the Products (other than any studies requiring [***]), provided that Micromet will participate in the design and monitoring of such studies and conduct [***].

3.2.5     [***] and [***].

(a)              Micromet will be responsible for the development of a [***], [***], the development and performance of [***], the [***] of an [***], and the [***] and of [***].  The foregoing activities will be part of the [***] agreed upon in the [***].  Unless the Parties determine otherwise (which determination will be made not less than [***] [***] prior to the planned start of the [***]), Sanofi or its designee will be responsible for the manufacture of the Product for [***].

(b)              Upon completion of the development of the [***] and with appropriate lead time prior to the [***] by [***], as the case may be, Micromet will transfer to Sanofi Micromet’s [***], and any other information, documentation and materials as is reasonably required by Sanofi to [***].  Sanofi will reimburse Micromet at the [***]and for [***] for such activities performed by Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)              Sanofi or its designee will be responsible for further [***], further [***] and the [***] and the [***] and for [***].  In addition, Sanofi may conduct certain [***] as further detailed in the [***].

(d)              If a Party will manufacture and supply Product to the other Party for the performance of clinical trials, the Parties will enter into a “Quality Agreement” describing the responsibilities of each Party relating to quality control and release of the Product, which agreement hereby is incorporated in and made part of this Agreement by reference.

3.2.6     Clinical Development.

(a)              [***] Clinical Trials. Micromet will [***] for review and approval by the JPT and the JSC.  Micromet will be responsible for the [***].  Sanofi will participate in the [***], the review and assessment of [***], and attend the meetings with the [***] for the various clinical trials.

(b)              [***] Clinical Trials.  Sanofi will [***] for review and approval by the JPT and the JSC.  Sanofi will be responsible for the [***] and associated regulatory activities.  Micromet, at its own cost and expense, may participate in the [***], and the review and assessment of [***], and attend the meetings with the [***] for the various clinical trials; provided, however, Sanofi will reimburse Micromet at the FTE Rate and for all Out-of-Pocket Costs for such activities performed by Micromet at the request of Sanofi or pursuant to the Development Plan.

(c)              [***] and [***] Trials.  Sanofi will [***] for review by the JSC, and will be [***] of a Product in accordance with the Development Plan.

3.3          Diligence in Development.

3.3.1     Micromet will use Commercially Reasonable Efforts to generate BiTE Antibodies binding to the Collaboration Target, and to perform the activities assigned to it in the Development Plan.  All efforts of Micromet’s Affiliates and Micromet’s Service Providers will be considered efforts of Micromet for the purpose of determining Micromet’s compliance with its obligations under this Section 3.3.1.

3.3.2     Sanofi will use Commercially Reasonable Efforts to develop a Product and obtain Marketing Approval for such Product in the Major Markets, and to perform the activities assigned to it in the Development Plan.  All efforts of Sanofi’s Affiliates and Sanofi’s Service Providers will be considered efforts of Sanofi for the purpose of determining Sanofi’s compliance with its obligations under this Section 3.3.2.

3.4          Reports.  During the [***], each Party will provide through the JPT regular reports to the JSC detailing its development activities under the Development Plan and the results of such activities.  After completion of the [***] or the termination of the JSC by either Party, Sanofi will provide to Micromet [***] written progress reports [***] with a summary of [***] and a summary of Sanofi’s [***] for the Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

3.5          Use of Service Providers.  Each Party may perform any of its obligations under the Development Plan through Third Party service providers such as contract research organizations, contract manufacturing organizations, consultants or other independent contractors (each a “Service Provider”).  The Party engaging a Service Provider will be responsible for conducting such qualification audits as may be required under GxP regulations prior to the engagement of such Service Provider.  Each Party will inform the other Party of the identity of, and the nature of services provided by the Service Providers used by such Party.  The Party using a Service Provider will remain responsible to the other Party for the work performed by the Service Provider.  Each Party will ensure that such Service Providers are bound in writing by obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as or more stringent than those undertaken by the Parties pursuant to Section 10 hereof and, the provisions on intellectual property ownership hereunder and that the agreement with such Service Providers contains customary terms providing for the assignment to such Party of all intellectual property developed in the course of performing the services for such Party.

4.	Commercialization

4.1          Commercialization.  Sanofi will be solely responsible for and bear all costs and expenses associated with the Commercialization of a Product in the Territory during the Term.  Sanofi will be responsible for all aspects of the Commercialization of the Product in the Territory, including, booking sales and distribution and performance of related services, handling all aspects of order processing, invoicing and collection, inventory and receivables, and providing customer support, including handling medical queries.  Sanofi will develop an annual commercialization plan for a Product that complies and is in accordance with [***].

4.2          Diligence in Commercialization.  Sanofi will use Commercially Reasonable Efforts to Commercialize a Product in the Territory.

4.3          Branding, Trademarks, Trade Dress, and Logos.  Sanofi will solely own, and will be solely responsible for selecting, the trademark used to identify any Product that will be Commercialized in the Territory pursuant to this Agreement.  Sanofi will oversee the filing, prosecution and maintenance of all trademark registrations for a Product in the Territory, and Sanofi will be responsible for the payment of any and all costs relating to such filing, prosecution, and maintenance.  Sanofi will have sole responsibility for, and will be the sole owner of, all trade dress, logos, slogans, and designs used on and in connection with any Product that will be Commercialized in the Territory pursuant to this Agreement.

5.	Regulatory Matters

5.1          Regulatory Filings.

5.1.1     Unless the JSC determines otherwise (with the consent of the Micromet representative), Micromet will be responsible for the preparation, filing, prosecution and maintenance of any Regulatory Filings for a Product up to and including the completion of the [***] [***] and will be the sponsor of such trial.  Sanofi will assist Micromet, as may be reasonably necessary, in the preparation of Regulatory Filings, including providing necessary documents or other materials required by Applicable Law, all as provided for in the Development Plan.  The sponsor of a clinical trial of the Product performed pursuant to this Agreement will be responsible for and control, as required by Applicable Law, the performance of such clinical trial, including but not limited to any decisions relating to the safety of any subjects participating in such clinical trial.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.1.2     As soon as practicable after the completion of the [***], Micromet will transfer to Sanofi all Regulatory Filings for such Product in the Territory to the extent necessary or useful for Sanofi to conduct the continued development and Commercialization of the Product.  Micromet and Sanofi will execute such documents and take such actions as are reasonably necessary to effectuate the foregoing transfers.  After the transfer of such Regulatory Filings for a Product, Sanofi will be responsible for performing all regulatory activities including those necessary for filing BLAs and obtaining and maintaining any Marketing Approvals and other regulatory approvals required for the Commercialization of a Product in the Territory.

5.2          Communications and Meetings with Regulatory Authorities.  The Party that is the sponsor of an IND of a Product will be responsible for any communications with the Regulatory Authorities occurring or required in connection with obtaining or maintaining any Regulatory Filings or Marketing Approvals for a Product; provided, however, that during the time that Micromet is the sponsor of an IND of a Product, Micromet will coordinate with Sanofi regarding its interactions with Regulatory Authorities.  The responsible Party will promptly provide the other Party with copies of all written or electronic correspondence received from Regulatory Authorities relating to a Product, and will provide such other Party with a reasonable opportunity to provide comments on any responses to such Regulatory Authorities.  In addition, the responsible Party will promptly notify the other Party in writing and in advance of any meeting with any Regulatory Authority in the U.S. or the EU relating to a Product, and such other Party may, at their own expense, have an employee or consultant participate in such meeting as an observer.  In addition to the foregoing, Sanofi must approve the filing of all INDs for any Product under this Agreement.

5.3          Clinical Safety and Pharmacovigilance Matters.  The Party that is the sponsor of an IND will be responsible for handling, recording and reporting of adverse events arising in the development of the Product, and will establish the standard operating procedures implementing the requirements under Applicable Law.  Micromet will establish and maintain the global safety database, and will transfer such database to Sanofi together with the transfer of the IND of a Product to Sanofi as provided in Section 5.1.2.  Prior to the initiation of the first Phase 1 Trial, the Parties will enter into “Pharmacovigilance Agreement” describing the responsibilities of each Party relating to clinical safety and pharmacovigilance.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.4          Audits and Inspections.

5.4.1         Each Party will perform such internal audits and external audits of its Service Providers, and will have the right, at its own cost, to conduct such audits of the other Party’s facilities, records, and Service Providers as is reasonably requested by a Party or required under Applicable Laws to assure itself of the compliance with GxP regulations in the development of a Product; provided, however, that such audits of the other Party or its Service Providers will be conducted not less than [***] Business Days advance notice during regular business hours, and may not be conducted more than once in any [***] period.  The audited Party will correct the findings of any such audit in accordance with standard industry practice.  In the event of recalls, voluntary withdrawals, manufacturing process changes, deviations, out-of-specification results or protocol violations, the other Party may conduct additional audits as such Party may deem appropriate and necessary to determine the cause of, and to follow up on such events.

5.4.2     Each Party will inform the other Party without delay of any inspections its facilities or records relating to the development or manufacture of a Product that are planned to be performed by any Regulatory Authorities.  The Party to be inspected will take all reasonable measures in accordance with standard industry practice to prepare for such inspections.  The other Party will have the right to have an employee or consultant attend such inspections as an observer.

5.5          Recalls and Voluntary Withdrawals.  If either Party becomes aware of information relating to any Product that indicates that a unit or batch of Product may not conform to the specifications thereof, or that potential adulteration, misbranding, and/or other issues have arisen that relate to the safety or efficacy of such released Products, it will promptly notify the other Party thereof in writing.  The holder of the IND for the applicable clinical trial, or, Sanofi after Marketing Approval of a Product, will have the right, [***] to control any Product recall, field correction, or withdrawal of any Product in the Territory; provided, however, that such Party will promptly notify the other Party of any recall action being considered, and where practicable, consider the views of the other Party prior to taking any recall action.

5.6          Regulatory Records.  All activities performed by or on behalf of a Party under the Development Plan will be completely and accurately recorded, in sufficient detail and in good scientific manner.  Each Party will maintain, or cause to be maintained, for at least [***] years after the termination of this Agreement, or for such longer period as may be required by Applicable Law, complete and accurate records of its respective development activities with respect to a Product, including the drug master file, Product recalls, and other records made in connection with or filed with any Regulatory Authority.  Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party, or to which the other Party does not otherwise have a right hereunder.

6.	Intellectual Property Matters

6.1          Inventorship.  Inventorship with respect to any invention or discovery that is or may be patentable made pursuant to activities conducted pursuant to this Agreement will be determined in accordance with United States rules of inventorship.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.2          Ownership.  Micromet will own all right, title and interest in and to any [***] Technology, [***] Technology, [***] Technology, and [***] Technology, provided that Micromet will [***] Micromet’s right, title and interest in and to any [***], whereupon such [***] Patent will cease to be part of the [***].  Sanofi will own all right, title and interest in and to any [***] Patent assigned to Sanofi pursuant to this Section 6.2 and any [***] Technology, [***] Technology, [***] Technology and [***] Technology.  Micromet and Sanofi will each [***] Technology, without obligation to account to the other for the exploitation thereof or to seek consent of the other for the grant of any licenses under or the enforcement of [***] Technology, except as expressly limited by the terms of this Agreement.

6.3          Disclosure of Know-How.  The Parties will disclose Know-How licensed to the other Party under this Agreement and required by such Party to perform activities assigned to it under this Agreement through a process reasonably acceptable to both Parties.  If such Know-How is a patentable invention, the owner thereof pursuant to Section 6.2 above may withhold the disclosure to the other Party until after the filing of a patent application claiming such invention.

6.4          Filing, Prosecution and Maintenance of Patents.

6.4.1     [***] Technology; [***] Technology.  Subject to the terms of this Section 6, Micromet will use Commercially Reasonable Efforts to file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its cost any Patents claiming inventions or discoveries that are part of the [***] Technology and [***] Technology.  Micromet will provide Sanofi with an update of the filing, prosecution and maintenance status for each of the Patents within the [***] Technology (to the extent of any claims that cover the composition or use of the Product) and within the [***] Technology on a periodic basis, and will use Commercially Reasonable Efforts to consult with and cooperate with Sanofi with respect to the filing, prosecution and maintenance of the [***] Technology (to the extent of any claims that cover the composition or use of the Product) and [***] Technology, including providing Sanofi with drafts of proposed material filings to the extent of any claims that cover the composition or use of the Product to allow Sanofi a reasonable opportunity for review and comment before such filings are due.  Micromet will give reasonable consideration to any suggestions or recommendations of Sanofi concerning the preparation, filing, prosecution, defense and maintenance of such Patents to the extent of any claims that cover the composition or use of the Product.  Micromet will file and maintain such Patents, [***] and in any other country requested by Sanofi.  Sanofi will reimburse Micromet for costs and expenses incurred for filing and maintenance of such Patents [***]; provided that if Micromet [***], then [***] (based solely on the total number of [***]).

6.4.2     [***] Technology; [***] Technology.  Sanofi will have the right to file, prosecute, defend and maintain at its costs any Patents claiming inventions or discoveries that are part of the [***] Technology or [***] Technology.  Sanofi will reasonably inform Micromet and consult with Micromet regarding the filing, prosecution, defense and maintenance of Patents within the [***] Technology and any Patents within the [***] Technology under which Micromet has taken a license under Section 7.6.3 and will give reasonable consideration to any suggestions or recommendations of Micromet concerning the preparation, filing, prosecution, defense and maintenance of such Patents to the extent specifically applicable to BiTE Antibodies.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.4.3     [***] Technology.  With respect to inventions or discoveries within the Joint Collaboration Technology, the JSC will decide on a case-by-case basis [***] Patents claiming such inventions or discoveries giving good faith and due consideration to the following:  Micromet is anticipated to bear such responsibility with respect to Patents within [***]Technology primarily related to the [***], and Sanofi is anticipated to bear such responsibility with respect to Patents within [***] Technology primarily related to [***].  Any such filing, prosecution and maintenance (including the filing of any extension or supplementary protection certificate), will be made in both Parties’ name.  The Parties will [***] for the foregoing activities [***] and Sanofi will [***] for the foregoing activities [***].  The filing Party will reasonably inform the other Party and consult with the other Party and, to the extent possible, will undertake the filing, prosecution and defense of any Patents within [***] Technology in a way that will not be detrimental to the prosecution, issuance and validity of Patents that are part of [***] Technology or [***] Technology, or the development or Commercialization of a Product.

6.4.4     Cooperation.  Each Party will provide the other Party with summaries (or copies as reasonably requested) of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for Patents licensed to the other Party under this Agreement during such preceding Calendar Quarter.  Each Party will cooperate with the other Party, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 6.4.  If Micromet does not wish to continue the prosecution of any claim in a Patent comprising the [***] Technology, or [***] Technology that covers the composition or use of the Product, then it will inform Sanofi thereof in writing with sufficient advance notice to reasonably enable Sanofi to assume the filing or prosecution of such claim(s), at Sanofi’s cost.  If Sanofi decides to assume the filing or prosecution of such claim(s), Micromet will assign such claim(s) to Sanofi whereupon such Patents will cease to be part of the [***] Technology and Sanofi will agree to assume all of Micromet’s obligations under such Patents under applicable Law.  In addition, Micromet will not finally discontinue the prosecution of any claim in a Patent comprising the [***] Technology that covers the composition or use of the Product without having used good faith and reasonable efforts in its discretion to prosecute such claim.  Micromet will inform and discuss any such discontinuance with respect to the [***] Technology pursuant to the terms of Section 6.4.1 above.    In addition, Sanofi will not finally discontinue the prosecution of any claim in a Patent comprising the [***] Technology or [***] Technology that relates to BiTE Antibodies without having used good faith and reasonable efforts in its discretion to prosecute such claim.  Sanofi will inform and discuss any such discontinuance with respect to the [***] Technology or [***] Technology pursuant to the terms of Sections 6.4.2 and 6.4.3 above.  A Party will promptly notify the other Party in the event that it becomes aware of any Third Party Patent or Know-How that may constitute [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.5          Enforcement of Patents.

6.5.1     Notice.  If either Party learns that a Third Party is infringing or allegedly infringing any Patent within the Licensed Technology it will promptly notify the other Party thereof including available evidence of infringement.  The Parties will cooperate and use reasonable efforts to stop such alleged infringement without litigation.

6.5.2     Enforcement Actions.

(a)              The Party owning the infringed or allegedly infringed Patent within the Licensed Technology (or Micromet with respect to any [***] Technology) will have the first right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement thereof by a Third Party, including, by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.

(b)              The Party that is not the plaintiff in an action brought by the other Party pursuant to this Section 6.5.2 will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  In addition, such Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the other Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

(c)              If the alleged infringement of a Patent is based on the fact that a Third Party is selling a product that is competing with a Product, and if a Party fails to bring an action or proceeding to remove the infringement pursuant to subsections (a) and (b) above within [***] days  of a written request for such action by the other Party, then such other Party will have the right (but not the obligation) to bring any such action or proceeding by counsel of its own choice; provided, however, that the Party with the initial right to bring such action will have the right to approve in writing any settlement of any claim, suit or action involving its Patents such approval not to be unreasonably withheld.  The [***] period in the immediately preceding sentence will be shortened as reasonably necessary to enable a Party to initiate a suit or take other appropriate action if, in the absence of such shortening, a loss of rights with respect to such suit or other action would occur (e.g., if a generic pharmaceutical maker files an abbreviated new drug application or analogous application for which the reference listed drug is a Product and, in order to obtain an automatic stay from the FDA with respect to the approval of such application, a patent infringement suit must be brought within a shorter period of time).

(d)              If the alleged infringement of a Patent within the Licensed  Technology is based on the fact that a Third Party is selling a product that is competing with a Product, any settlements, damages or other monetary awards (the “Recovery”) recovered by a Party in an action pursuant to this Section 6.5.2 will be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(i)           If Sanofi pursued such action, the Recovery will be deemed to be Net Sales and Sanofi will pay a royalty to Micromet as provided in Section 8.4 (without taking into account any reduction under Section 8.4.3).

(ii)           If Micromet pursued such action, the Recovery will be retained by Micromet to the extent that the Recovery is based on the damages incurred by Micromet, and deemed Net Sales to the extent based on the damages incurred by Sanofi (without taking into account any reduction under Section 8.4.3), and Micromet will pay the portion of such Recovery based on the damages incurred by Sanofi to Sanofi after deducting the royalty due to Micromet thereon pursuant to Section 8.4 (without taking into account any reduction under Section 8.4.3).

In all other cases regarding the enforcement of any Patent under this Section 6.5, any Recovery will be retained by the Party maintaining the action and if maintained jointly, in proportion to the costs and expenses incurred by the Parties in maintaining such action, in each case after deducting each Party’s legal expenses and costs incurred in such action.

6.6          Consequences of Patent Challenge.

6.6.1     Micromet will have the right to terminate this Agreement by written notice effective upon receipt if Sanofi or any of its Affiliates directly, or indirectly through assistance granted to a Third Party, commence any interference or opposition proceeding, challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, any Patent within the Licensed Technology (each such action a “Patent Challenge”).

6.6.2     Sanofi will include provisions in all agreements granting sublicenses of Sanofi’s rights hereunder providing that if the sublicensee or any of its affiliates undertake a Patent Challenge with respect to any Patent within the Licensed Technology under which the sublicensee is sublicensed, then such sublicense will automatically terminate.

7.	License Grants

7.1           License Grants by Micromet.  Subject to the terms and conditions set forth in this Agreement, Micromet grants to Sanofi an exclusive, royalty-bearing license or sublicense, under the Licensed Technology, to research, develop, make, have made, use, offer for sale, sell, import, export and otherwise Commercialize Products in the Field in the Territory.

7.2           [***].  Sanofi acknowledges and agrees that it has received a copy of each [***], and that the sublicense granted in Section 7.1 under any [***] Technology is subject to the terms of the applicable [***].  Sanofi covenants not to take or fail to take any action that violates the terms of such [***] applicable to sublicensees, or that would cause Micromet to be in breach of any of the terms of the [***], other than the payments due pursuant to such [***] which all remain an express obligation of Micromet except as otherwise provided in Section 8.5.1.  Notwithstanding the foregoing, Micromet will immediately notify Sanofi if Micromet fails to meet any of its obligations, including any payment obligations, under any of the [***].  If such a failure will occur, Sanofi will have the right to step-in and meet such obligations, including the right to make payment on behalf of Micromet, and Micromet will take all necessary steps such that the other party to such [***] accepts performance by Sanofi on behalf of Micromet for such obligations.  Any amounts paid by Sanofi pursuant to the immediately preceding sentence will be credited towards any amount due to Micromet from Sanofi under this Agreement except in the event and to the extent of any amount that Micromet disputed in good faith as payable under the applicable [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

                7.3           Access to [***] Technology.

7.3.1     Sanofi will have the right to request from time to time the disclosure of [***] Technology.  Upon receipt of such request, Micromet undertakes to use reasonable efforts to provide Sanofi a summary of such [***] Technology in such detail as reasonably required for Sanofi to determine its interest in seeking a license thereunder pursuant to this Section 7.3.1.  If Sanofi determines that any [***] Technology would be [***], and that Sanofi desires to obtain a license under such Patents or Know-How, then Sanofi will provide Micromet with written notice of such determination.

7.3.2     If such [***] Technology was [***],  the Parties will negotiate in good faith the [***] for including such [***] Technology in the [***] Technology, taking into consideration [***] of such [***] Technology and Sanofi will  have the rights granted in Sections 6.4 and 6.5 with respect to such [***] Technology except as the Parties may otherwise agree.

7.3.3     If such [***] Technology was [***], the Parties will negotiate in good faith the [***] for including such [***] Technology in the [***] Technology, taking into consideration [***] Technology; provided, however, (a) Sanofi will be responsible for all [***] to the extent arising from the [***] or Sanofi’s practice of the [***] to such [***] Technology; and (b) any license granted to Sanofi will be subject to the terms and conditions of any Third Party license agreement under which such [***] Technology is [***].

7.3.4     If the Parties fail to reach an agreement on the [***] for including [***] Technology in the [***] Technology within [***] of Sanofi’s notice, the procedure described in Section 17.4 will apply.

7.4           Access to [***] Technology.

7.4.1     Sanofi will have the right to request from time to time the disclosure of [***] Technology that is available for a license by Sanofi.  Sanofi acknowledges that it only may receive a right to license Patents and Know-How of a [***] that, if evaluated under this Agreement (treating such Patent or Know-How as [***] Technology or [***] Technology) would be eligible for license by the particular [***] under substantially similar terms and conditions (including financial terms) in all material respects.  Upon receipt of such request, Micromet undertakes to use reasonable efforts to provide Sanofi a summary of such [***] Technology in such detail as reasonably required for Sanofi to determine its interest in seeking a license thereunder pursuant to this Section 7.4.1.  If Sanofi determines that [***] Technology would be [***], and that Sanofi desires to obtain a license under such Patents or Know-How, then Sanofi will provide Micromet with written notice of such determination, and the Parties (and the applicable [***] to the extent required) will negotiate in good faith an amendment to this Agreement pursuant to which such [***] Technology will be included in the [***] Technology and licensed to Sanofi under the terms of this Agreement and the terms of Micromet’s agreement with the applicable [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.4.2     Subject to Section 7.4.1, (a) Sanofi will be responsible for all payments, if any, due to a Third Party on account of any sublicense to any [***] Technology to the extent arising from Sanofi’s practice of the license granted to Sanofi, and (b) such license only will be granted to the extent that Sanofi does not restrict the license of corresponding [***] Technology to such [***].

7.5           Sublicensing by Sanofi.  Subject to the terms and conditions of this Agreement, Sanofi will have the right to sublicense all or part of the rights granted under Section 7.1:  (a) at any time, to an Affiliate but only for such period of time as such entity remains an Affiliate of Sanofi, or to a Service Provider solely to the extent necessary for the performance of any contract research, contract manufacturing or other similar service; or (b) following completion of [***] for a Product, to a [***] Company without the prior consent of Micromet or to any other entity with the prior consent of Micromet, not to be unreasonably withheld.  In each case and as a condition of such sublicense, Sanofi will remain responsible to Micromet for the performance of Sanofi’s obligations under this Agreement (either directly by Sanofi or by Sanofi’s sublicensee), provide to Micromet a copy of such sublicense together with a written confirmation by the sublicensee that it agrees to be bound by the applicable terms and conditions contained in this Agreement, and make Micromet a third party beneficiary with respect to the enforcement of the applicable terms and conditions against the sublicensee.  For purpose of this Section 7.5, a “[***] Company” means  a company that (i) is among the [***] companies as ranked by [***] from the [***], (ii) has a [***], and (iii) has experience and capabilities to [***].

7.6           License Grants by Sanofi.

7.6.1     Sanofi Technology.  Subject to the terms and conditions set forth in this Agreement, Sanofi grants to Micromet a co-exclusive (together with Sanofi, its Affiliates and permitted sublicensees), worldwide, fully-paid, royalty-free license, under the Sanofi Technology, solely to conduct its obligations under the  Development Plan.  Such license will be sublicensable solely to Affiliates of Micromet and Service Providers for the provision of services to Micromet, other than contract sales or Product detailing activities.

7.6.2     [***] Technology.  Subject to the terms and conditions set forth in this Agreement, Sanofi grants to Micromet a worldwide, non-exclusive, fully-paid, royalty-free license (with the right to sublicense to [***] as described in Section 7.6.4) under the [***] Technology to research, develop, make, use, offer for sale, sell, import, export and otherwise commercialize Micromet Products.  If Micromet desires to receive an exclusive version of the foregoing license (which would be royalty-bearing and not fully-paid), the Parties will negotiate in good faith the terms for such exclusive license grant.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.6.3   Access to [***] Technology.

(a)           Micromet will have the right to request from time to time the disclosure of [***] Technology.  Upon receipt of such request, Sanofi undertakes to use reasonable efforts to provide Micromet a summary of only such Sanofi [***] Technology that Sanofi would consider granting a license to, in such detail as is reasonably required for Micromet to determine its interest in seeking a license thereunder pursuant to this Section 7.6.3.

(b)           If Micromet desires to obtain a license under such [***] Technology described in Section 7.6.3(a), then Micromet will provide Sanofi with written notice, and [***], the Parties will [***] [***] license under such [***] Technology, if any.  For purposes of clarity, Sanofi will have no obligation whatsoever to [***] Technology to Micromet or its Affiliates, or any [***].

7.6.4   Sublicensing by Micromet.  Micromet will have the right to grant sublicenses in any particular [***] Technology or [***] Technology (to which Sanofi grants a license under Section 7.6.3) with the right to grant further sublicenses under the license granted under Section 7.6.2 or Section 7.6.3, as applicable, to a [***]; provided; however, in each case and as a condition of such sublicense that:  (a) Micromet’s agreement with the particular [***] would permit the grant of a reciprocal license to Sanofi of such [***] Technology under substantially similar terms and conditions (including financial terms) in all material respects (if treating such [***] Technology as technology Controlled by the [***] and evaluating any restrictions on licensing to Sanofi under the license agreement between Micromet and the [***]), (b) Micromet remains responsible to Sanofi for the performance of Micromet’s obligations under this Agreement (either directly by Micromet or by the [***]), and (c) Micromet provides to Sanofi a copy of such sublicense (and/or the applicable license agreement with such [***]) to the extent reasonably necessary to demonstrate the satisfaction of the condition in subsection (a) above (with the identity of the target and other confidential terms redacted) and a written confirmation by the sublicensee that it agrees to be bound by the applicable terms and conditions contained in this Agreement.

7.6.5   Grant Back of Licensed Technology.  Sanofi hereby grants to Micromet a nonexclusive license of all rights in the Licensed Technology granted to Sanofi pursuant to Section 7.1, solely to the extent necessary for Micromet to perform its development obligations assigned to it under the Development Plan.

7.7           [***] Technology.

7.7.1   Each Party covenants that it will not subject any [***] Technology to any lien, encumbrance, security interest and/or other imposition that would effect the other Party’s title or right to use the [***] Technology under this Agreement or to sell or otherwise assign its rights thereunder without consent of the other Party, except for any assignment of this Agreement permitted under Section 17.2.

7.7.2   Sanofi will not and will cause its Affiliates not to, grant any right, license or interest or otherwise transfer its interest in any [***] Technology to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any pharmaceutical product that contains or comprises a [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.8           Retained Rights; Covenant Not to Practice.

7.8.1   Sanofi Intellectual Property Rights.  Except as and to the extent expressly granted in Sections 7.6 and 13.1, nothing in this Agreement will grant to Micromet any right, title or interest in and to the intellectual property rights of Sanofi or its Affiliates (either expressly or by implication or estoppel).  Except as and to the extent expressly granted in Sections 7.6 and 13.1 and subject to Section 7.9, Sanofi reserves all rights to the intellectual property rights Controlled by Sanofi (including the [***] Technology, [***] Technology and [***] Technology) and reserves the right to utilize or allow Third Parties to practice such rights; provided that, during the term of the [***], Sanofi will not and will cause its Affiliates not to, grant any right, license or interest or otherwise transfer any [***] Technology to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any pharmaceutical product that contains or comprises a [***] (other than Products or as the Parties may agree in writing).  Sanofi covenants that it will not subject any [***] Technology or [***] Technology to which Sanofi has granted Micromet a license under Section 7.6.2 or Section 7.6.3, respectively, to any lien, encumbrance, security interest and/or other imposition that would limit or restrict Micromet’s licenses under Sections 7.6 or 13.1.

7.8.2   Micromet Intellectual Property Rights. Except as and to the extent expressly granted in Sections 7.1, 7.3 and Section 7.4, nothing in this Agreement will grant to Sanofi any right, title or interest in and to the intellectual property rights of Micromet or its Affiliates (either expressly or by implication or estoppel).  Except as and to the extent expressly granted to Sanofi in Sections 7.1, 7.3 and Section 7.4 or the terms of Section 7.9, Micromet reserves all rights to the intellectual property Controlled by Micromet and its Affiliates (including the [***] Technology and [***] Technology) and reserves the right to utilize or allow Third Parties to practice such rights.

7.8.3   Limitation on Licensed Rights.  Sanofi hereby covenants and agrees not to use or practice any [***] Technology or any [***] Patent, nor cause or authorize any Affiliate or Third Party to use or practice any Licensed Technology or Collaboration Product Patent, other than as expressly permitted by Sections 7.1, 7.3 and Section 7.4 of this Agreement.  Micromet hereby covenants and agrees not to use or practice any [***] Technology or [***] Technology nor cause or authorize any Affiliate or Third Party to use or practice any [***] Technology or [***] Technology other than as expressly permitted by Sections 7.6 and 13.1 in this Agreement.  In addition, Micromet hereby covenants and agrees not to use or practice or license [***] Technology for the development, manufacture or commercialization of a Product, except as required for Micromet to perform its obligations under this Agreement.

7.9           Exclusivity.

7.9.1   During the Term, each Party will not, and will cause its Affiliates not to, either directly or through any Third Party, develop (through pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize, a pharmaceutical product (other than a Product developed or Commercialized under this Agreement) containing or comprising an Antibody binding to the Collaboration Target (an “[***] Product”), nor grant any license or other rights to a Third Party to conduct any of the foregoing.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.9.2   In the event that any Party undergoes a Change of Control resulting in such Party Controlling an [***] Product, then the terms of Section 7.9.1 will not apply to in any way limit or restrict, by or on behalf of a Party or its Affiliates, the research, development, use, manufacture, marketing, sale, promotion or commercialization of any [***] Product that as of the date of consummation of such Change of Control was Controlled by such Third Party acquiror and was the subject of an ongoing research or development program, or was being commercialized by such Third Party acquiror.

7.9.3   Subject to Section 7.9.2, in the event that a Party or any of its Affiliates acquires all or substantially all of the assets of a Third Party (whether in a Change of Control of such Third Party or otherwise) and in such transaction obtains Control of an [***] Product that would result in a violation of the terms of Section 7.9.1 with respect to a particular country, then, the Party or its Affiliate will (i) [***], (ii) [***] of such [***] Product in such country by [***] of such Party’s and its Affiliate’s rights to [***] Product [***] from acquisition of such [***] Product (or in the case of [***] obtaining Control of an [***] Product, [***] may terminate this Agreement in its entirety with [***] prior written notice within [***] following such Change in Control), and (iii) notify the other Party in writing of such [***].

8.	Fees and Payments

8.1           Initial Fees.  In consideration of the rights and licenses granted to Sanofi hereunder, no later than ten (10) Business Days after the Effective Date, Sanofi will pay to Micromet (a) a non-refundable, non-creditable initial license fee in the amount of Five Million Two Hundred Fifty Thousand Euros (€5,250,000), and (b) an advance payment of Micromet Development Expenses, in an amount equal to Two Million Seven Hundred Fifty Thousand Euros (€2,750,000), which amount will be credited towards Micromet FTE Costs to be reimbursed by Sanofi pursuant to Section 8.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.2           Payment of Micromet Development Expenses.  As set forth in Section 3.1.1 above, the Development Plan will include a budget of Micromet Development Expenses to be incurred.  Sanofi will be responsible for all costs incurred by the Parties after the Effective Date in the development of the Products.  Sanofi will pay Micromet for Micromet Development Expenses in the manner set forth in this Section 8.2, provided that such Micromet Development Expenses are incurred per the budget for such activities included in the Development Plan as approved by the JSC and [***] for the activities during the applicable Calendar Quarter.  Micromet will provide an invoice to Sanofi promptly following the beginning of each Calendar Quarter that details the Micromet Development Expenses expected to be incurred by it during such Calendar Quarter.  Sanofi will make a payment to Micromet of such invoiced amount within [***] following receipt thereof.  Within [***] following the end of each Calendar Quarter, Micromet will provide Sanofi with a reports containing a detailed account of activities actually performed and Micromet’s Development Expenses actually incurred during such Calendar Quarter.  Such report will specify in reasonable detail (as agreed with Sanofi) all Micromet Development Expenses during such Calendar Quarter and will be accompanied by invoices, and/or such other appropriate supporting documentation as may be required by Sanofi.  The Parties will work together to reconcile, in a timely fashion, the Micromet Development Expenses set forth in the reports presented by Micromet with Sanofi’s payments for such quarter.  If the Parties determine that such payments exceed Micromet’s reported Micromet Development Expenses, then the amount of such excess will be credited against the next payment of Micromet Development Expenses by Sanofi hereunder (or, if no such payment is anticipated, refunded by Micromet to Sanofi within [***] of such determination).  If the Parties determine that Micromet’s reported Micromet Development Expenses exceed the amount paid by Sanofi but such excess does not rise to the level of a Cost Overrun (as defined below), then Sanofi will pay the excess amount to Micromet together with amounts paid under the next Calendar Quarter invoice (or, if no such payment is anticipated, paid by Sanofi to Micromet within [***] of such determination).  Micromet will report to Sanofi Micromet Development Expenses incurred by it for comparison against such invoices and the Development Plan, on a line item basis (e.g., budgeted Micromet FTE Costs and actual out-of-pocket cost).  The Parties will seek to resolve any questions related to such accounting statements within [***] following receipt by Sanofi of Micromet’ report hereunder.  Sanofi will have the right at reasonable times and upon reasonable prior notice to audit Micromet’ records as provided in Section 9.5.2 to confirm the accuracy of Micromet’ costs and reports with respect to Micromet Development Expenses under this Agreement.  If Micromet anticipates that any Micromet Development Expenses may exceed an amount equal to [***] (such excess, a “Cost Overrun”), then Micromet will give notice to Sanofi’s Alliance Manager of such anticipated Cost Overrun, and Sanofi will in good faith (in consultation with Micromet) decide to modify the Development Plan to reduce the costs appropriately and/or to increase the budget for such tasks so that there is no longer a Cost Overrun.

8.3           Development Milestones.  Sanofi will pay Micromet each of the non-refundable, non-creditable payments in the amounts set forth on Exhibit F attached hereto within fifteen [***] after the first occurrence of the corresponding event described on such exhibit with respect to each Product.

8.4           Royalties.

8.4.1   Royalty Rates.  Within [***] of the end of each Calendar Quarter during the Term during which there were Net Sales of a Product in the Territory, Sanofi will pay to Micromet a royalty equal to:

(a)              [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales less than €[***] of such Product;

(b)              [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales equal to or greater than €[***] and less than €[***] of such Product; and

(c)              [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales greater than  €[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

By way of example, if, during any calendar year during the Royalty Term, the amount of Net Sales of a Product is €[***], Micromet will receive [***]% of €[***] + [***]% of €[***] + [***]% of €[***].

8.4.2   Royalty Term.  Royalties due under the preceding Section 8.4.1 will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country basis upon the later of: (i) [***], by the sale of the Product in such country, or (ii) [***] from the First Commercial Sale of such Product in such country.

8.4.3   Reduction of Royalty for a [***] Product.  The royalty rates set forth in Section 8.4.1 applicable to a particular Product and particular country will be reduced in accordance with the table below in the event that [***] and the sales of the Product in any Calendar Quarter [***] [***] (defined below) relative to the Calendar Quarter [***] and for so long as the [***] in the applicable country.  For purposes of this Section 8.4.3, the “[***]” for any particular Calendar Quarter (following first commercial sale of a [***] in such country) means the [***] (expressed as a percentage) obtained by [***] (A) the [***] obtained by [***] [***] of the Product in such country for such applicable Calendar Quarter from the [***] for the Calendar Quarter immediately prior to [***] by (B) the [***] [***] for the Calendar Quarter prior to [***].  Once the applicable [***] has been attained for a particular country for a Calendar Quarter, then the royalty rates set forth in Section 8.4.1. for the Product in such applicable country will be [***] commencing on the next Calendar Quarter for so long as the applicable [***].  Notwithstanding anything in this Section 8.4.3, no [***] will be triggered under this Section 8.4.3 for a [***] which [***] [***].  In the event that the royalty obligation to Micromet is [***], then the [***] will be [***] as described below.

[***]	[***]	[***]

Less than [***]%	[***]	[***]%

Greater than or equal to [***]% but less than [***]%	[***]%	[***]%

Greater than or equal to [***]% but less than [***]%	[***]%	[***]%

8.5           Payments under [***].

8.5.1   Sanofi will be responsible for the payment obligations that are incurred after the Effective Date to [***] under the agreement listed in Exhibit G-1; provided that if Micromet is a party to the agreement listed in Exhibit G-1, then Sanofi will not be required to pay [***] directly but will instead reimburse Micromet for any payment obligations thereunder.  Except as set forth in Section 8.5.2 below, Sanofi will be responsible for the payments that become due under any agreements under which Sanofi obtains a license or otherwise acquires rights to intellectual property that is necessary or useful for the development, manufacture, storage, handling, use, Commercialization or importation of Products.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.5.2   Micromet will be responsible for the payments made prior to the Effective Date or that become due after the Effective Date to the licensors or assignors under the agreements listed in Exhibit G-2.  In the event that the JSC (or Sanofi in consultation with Micromet if the JSC does not exist) reasonably determines that a license is necessary to avoid the risk of infringing Third Party Patents or Know-How related to [***]) (such Patents or Know-How, “Additional Third Party IP”), then the JSC (or Sanofi in consultation with Micromet if the JSC does not exist) will determine the manner in which such Additional Third Party IP will be licensed, including the Party that should obtain the license.  The Party selected to obtain such license will use Commercially Reasonable Efforts to negotiate, in consultation with the other Party, a license to such Third Party IP and to present such license for review and approval by the JSC (or Sanofi in consultation with Micromet if the JSC does not exist).  The Parties will [***] all payments due under such agreements in respect of the license of the Additional Third Party IP (such payments, “Third Party Payments”), subject to Section 8.5.3.  With respect to any non-royalty Third Party Payments, [***] will pay directly to the Third Party both its share and [***] share of any such non-royalty Third Party Payments ([***] total share, the “Advanced Amount”) when due (or reimburse [***], if [***] is the licensing Party).  [***] will [***] by [***] upon BLA submission and/or BLA approval (each as described in Exhibit F) in each case subject to the [***] (defined below) (and the balance of the [***] under Section 8.2 subject to the [***]).  Third Party Payments in the form of a royalty will be [***] subject to the [***] and the terms of Section 8.5.3.

Notwithstanding the foregoing, in no event will any payments made by or on behalf of Micromet to Third Parties under this Section 8.5.2, considered in the aggregate, [***] received by Micromet hereunder on Net Sales of Product [***] or [***] upon first BLA submission and/or BLA approval (described in Exhibit F) by more than [***] ([***]%) of the amounts thereof (the “[***]”). Any additional payments due to Third Parties on account of the development, manufacture, storage, handling, use, Commercialization or importation of Products by Sanofi, its Affiliates or sublicensees will be [***].  For the avoidance of doubt, for so long as the applicable [***] is [***]) pursuant to Section 8.4.3, then Sanofi will make all payments to Third Parties under agreements under which either party has obtained a license, sublicense, assignment or other right to Patents or Know-How relating to the Product, including all Third Party Payments.  In the event that either Party determines that the [***] is [***] the [***] for any Calendar Quarter, then such Party will notify the other Party and if both Parties agree to such determination, then Sanofi will be obligated to pay to Micromet the amount necessary in such Calendar Quarter to provide Micromet with the amount due under the [***].

8.5.3   In the event Micromet is bound to a Third Party for payments described in this Section 8.5 for which Sanofi is responsible, then Micromet will make such payment directly to the Third Party in accordance with the terms of such Third Party agreement, and Sanofi will be obligated to make such payments directly to Micromet in advance of the date such payments are due to the Third Party.  Promptly following the Effective Date, the Parties will establish a mutually acceptable process to facilitate the timely and accurate payment to Micromet of such Third Party payments.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.5.4   Micromet will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and does and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as Sanofi may reasonably request for Sanofi to operate under the agreements listed in Exhibit G-2.

9.	Payment Terms

9.1           Payment Method; Interest.  All undisputed amounts due hereunder to Micromet will be paid in Euros, within [***] upon receipt of corresponding invoices, by wire transfer in immediately available funds to an account designated by Micromet.  Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at the lower of (i) [***] over [***] rate in effect on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly.

9.2           Tax Matters.

9.2.1   Deduction or Withholding Tax.  All payments required under this Agreement will be without any deduction or withholding for, or on account of, any tax or similar governmental charge imposed by any jurisdiction, unless such deduction or withholding is required by applicable laws or regulation. If Sanofi is required to deduct or withhold under Applicable Law amounts payable to Micromet, Sanofi will (a) promptly notify Micromet of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld, and (c) forward to Micromet within [***] an official report (or certified copy) or other documentation evidencing such payment to such authorities.

9.2.2   Withholding Taxes Resulting From Sanofi Action.  If Sanofi (or Sanofi’s Affiliates or successors) is required to make a payment to Micromet subject to a deduction or withholding of tax, then (A) if such deduction or withholding of tax obligation arises as a result of any action taken by Sanofi or Sanofi’s Affiliates or successors, including a change of domicile, any assignment or transfer of all or a portion of this Agreement as permitted under this Agreement or any sublicense of rights or obligations hereunder to an Affiliate or Third Party and such action has the effect of increasing the amount of tax  deducted or withheld (a “Sanofi Withholding Tax Action”), then notwithstanding Section 9.2.1, the payment by Sanofi (in respect of which such deduction or withholding of tax is required to be made) will be increased by the amount necessary (the “Additional Amounts”) to ensure that Micromet receives an amount equal to the same amount that it would have received had no Sanofi Withholding Tax Action occurred, and (B) the Additional Amounts will be deducted and withheld by Sanofi from the increased payment made by Sanofi to Micromet.  The Additional Amounts, along with any other tax deducted and withheld from the payment made by Sanofi, will be timely remitted to the proper tax authority for the account of Micromet in accordance with applicable Law and Sanofi will provide Micromet with evidence of such remittance in accordance with Section 9.2.3.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.2.3   Cooperation between Sanofi and Micromet.  Sanofi and Micromet will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment.  Notably, prior to any first payment by Sanofi to Micromet in a calendar year, Micromet will provide Sanofi with any relevant form required by the relevant tax authorities in order for Micromet to attest its fiscal residence and accordingly obtain the application of the reduced withholding tax rate or the exemption of withholding tax rate, according to the relevant bilateral convention for the prevention of double taxation.  At the request of Micromet, Sanofi will forward to Micromet the applicable forms for fulfillment. In the event Micromet fails to return to Sanofi such forms duly completed and signed before a payment date, Sanofi will declare and pay withholding tax at the local common law rate applicable to the payments, and such tax will be deducted from the corresponding payment by Sanofi to Micromet. Sanofi will remit the withholding tax to the proper tax authority and proof of payment of such tax will be secured and sent to Micromet as evidence of such payment within [***] of such payment.

9.3      Reports.  Sanofi will accompany each payment of royalties under this Agreement with a report containing a detailed and itemized calculation of Net Sales of a Product in the Territory during the preceding Calendar Quarter, including a description of the dates and territories in which Product sales were made.

9.4      Currency Conversion.  For any currency conversion required in determining the amount of royalties due the amount of Net Sales in any foreign currency will be computed by converting such amount into Euros, such conversion will be made in a manner consistent with Sanofi’s normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates.   Except as provided in Section 9.2, all payments due under this Agreement will be paid in full without deduction for any withholding or value added tax.

9.5         Records Retention; Audit.

9.5.1  Record Retention.  Each Party will maintain complete and accurate books, records and accounts used for the determination of (a) any Micromet Development Expenses that Sanofi is required to reimburse under this Agreement and (b) Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by such Party until [***] after the end of the period to which such books, records and accounts pertain.

9.5.2  Audit.  Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party and its Affiliates as may be reasonably necessary to verify the accuracy of Micromet Development Expenses or Net Sales for any Calendar Quarter ending not more than [***] prior to the date of such request; provided, however, that no Party will have the right to conduct more than one such audit in [***].  The accounting firm will disclose to the Parties only whether the Micromet Development Expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies.  The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the auditing Party’s favor of more than [***], in which case the audited Party will bear the cost of the audit.  The results of such accounting firm will be final, absent manifest error.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.5.3  Payment of Additional Amounts.  If, based on the results of any audit, additional payments are owed Micromet under this Agreement, then Sanofi will make such additional payments promptly after the accounting firm’s written report is delivered to both Parties.  If, based on the results of any audit, any payments made by Sanofi to Micromet exceeded the amounts due and payable under this Agreement, then Micromet will return such excess to Sanofi promptly after the accounting firm’s written report is delivered to both Parties.

9.5.4  Confidentiality.  Each Party will treat all information subject to review under this Section 9.5 in accordance with the provisions of Section 10 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

10.	Confidentiality

10.1       Definition.  During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to the other Party (the “Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement, including, any information in reports provided pursuant to this Agreement, scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”).  The Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and will be subject to the restrictions on use and disclosure set forth herein.  Confidential Information also includes any information disclosed prior to the Effective Date pursuant to that certain Confidentiality Agreement between the Parties dated [***].

10.2       Exclusions.  Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if such information:

10.2.1 was already known or available to the Receiving Party or its Affiliates at the time of disclosure to the Receiving Party, other than under an obligation of confidentiality or non-use to the Disclosing Party;

10.2.2 was generally available or known to parties reasonably skilled in the field to which such information pertains or was otherwise part of the public domain at the time of its disclosure to the Receiving Party;

10.2.3 became generally available or known to parties reasonably skilled in the field to which such information pertains or otherwise became part of the public domain after its disclosure to the Receiving Party, other than through the Receiving Party’s breach of its obligations under this Section 10;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.2.4 was disclosed to the Receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

10.2.5 was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information of the Disclosing Party.

10.3       Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that, during the Term and for [***] thereafter, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party or its Affiliates.  Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.

10.4       Authorized Use and Disclosure.  Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:

10.4.1 made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

10.4.2 otherwise required by applicable laws, regulations or the rules of any nationally recognized security exchange; provided, however, that the Disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;

10.4.3 made by such Party to the regulatory authorities as required in connection with any filing of INDs, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

10.4.4 made by such Party, in connection with the performance of this Agreement or a grant to a Third Party of a license or right hereunder to the extent expressly permitted by this Agreement, on a need-to-know basis to Affiliates, research parties, employees, consultants, licensees, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.4.5 made by such Party to existing or potential acquirers or merger candidates, investment bankers or existing or potential investors, including venture capital firms or other financial institutions, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10; or

10.4.6 made in a patent application expressly permitted to be filed under Section 6.

11.	Public Communications

11.1       General Provisions.  The Parties will cooperate with respect to the timing and content of communications with the public regarding the development and marketing of a Product, subject to the provisions of this Section 11.

11.2       Press Releases.  The Parties agree that the public announcement of the execution of this Agreement will be made by individual press releases issued by each Party and will not be made in a joint press release.  Furthermore, each such press release will be substantially in the form of the press releases attached as Exhibits H-1 and H-2.  Any subsequent press releases by Micromet relating to this Agreement or to the performance hereunder, will first be reviewed and approved by Sanofi; provided, however, that (i) any disclosure which is required by law, including disclosures required by the U.S. Securities and Exchange Commission or made pursuant to the requirements of the national securities exchange or other stock market on which Micromet’s securities are traded, as advised by Micromet’s counsel, (ii) the receipt by Micromet of any milestone payments or the achievement of any material clinical development or regulatory activities for the Product, in each case may be made without the prior consent of Sanofi, although Sanofi will be given prompt notice of any such disclosure and to the extent practicable will provide Sanofi an opportunity to comment on the proposed disclosure.  Any subsequent press releases by Sanofi relating to this Agreement or to the performance hereunder, will, to the extent practicable, be reviewed by Micromet with an opportunity to comment on the proposed disclosure.

11.3       Publications and Presentations.  At least [***] prior to submission of any material related to the research or development activities hereunder for publication in print or electronic media or presentation at conferences, the submitting Party will provide to the other Party a draft of such material for its review and comment.  The receiving Party will provide any comments to the submitting Party within [***] of receipt of such materials, and the submitting Party will review and consider in good faith any comments provided by the other Party.  In addition, any information determined by the other Party to be its Confidential Information must be removed upon request of the other Party.  If requested in writing by the other Party, the submitting Party will withhold material from submission for publication or presentation for an additional [***] to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

11.4       Previous Disclosures.  A Party may publicly disclose without regard to the requirements of this Section 11 any information that was previously disclosed in compliance with such requirements.

12.	Term and Termination

12.1       Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the expiration and satisfaction of all payment obligations hereunder for Products, unless earlier terminated as provided in this Agreement.

12.2       Termination for Material Breach.

12.2.1 If a Party (the “Breaching Party”) commits a material breach of this Agreement, the other Party (the “Non-Breaching Party”) may give to the Breaching Party written notice specifying the nature of the material breach and requiring the Breaching Party to make good or otherwise cure such material breach.

12.2.2 If such material breach is not cured within [***] after the receipt of notice pursuant to Section 12.2.1 above (or within [***] notice in the event such breach is solely based upon the breaching Party’s failure to pay any amounts due hereunder), the Non-Breaching Party will have the right, on written notice to the Breaching Party, to terminate this Agreement without prejudice to any of its other rights and remedies conferred on it by this Agreement or by law.  Notwithstanding the foregoing provisions of this Section 12.2, if a material breach (other than for non-payment) cannot be cured within the stated period and the Breaching Party uses diligent good faith efforts to cure such breach, the respective [***] [***] cure period will be extended for so long as such diligent efforts continue for up to an additional [***] from the expiry of the initial [***] cure period.

12.3       Termination at Will.  Sanofi may terminate this Agreement in its entirety with [***] prior written notice to Micromet during the following time periods:  (i) for a period of [***] after the later of [***]; (ii) [***] following [***]; (iii) the period from the [***] (as specified in the then-current [***]) and ending [***] days following the receipt of the [***]; (iv) the period from the [***] (as specified in the then-current [***]) and ending [***] days following the receipt of the [***], and (v) anytime after [***] after the Effective Date, if [***] was not [***] prior to such date.  In addition to the foregoing, at anytime after the receipt of the first preliminary Phase 2 Trial report, Sanofi may terminate this Agreement in its entirety with at least one hundred eighty (180) days’ prior written notice to Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

12.4       Termination of Collaboration by Sanofi for Material Breach.  If Micromet is in material breach of this Agreement, then Sanofi may, instead of terminating the Agreement pursuant to Section 12.2, elect to continue this Agreement in full force and effect, except to terminate certain portions of the Agreement as further described in this Section 12.4.  In the event Sanofi notifies Micromet of a material breach of this Agreement pursuant to Section 12.2.1 (a “Material Breach Notice”), then Micromet may initiate the dispute resolution procedures of Section 17.4.  If Micromet does not initiate arbitration within [***] after receipt of the Material Breach Notice or if the arbitration conducted under Section 17.4 results in a final determination that Micromet has committed a material breach and that Micromet has failed to cure such breach pursuant to Section 12.2.2, then Sanofi will have the right to immediately terminate upon written notice (in whole or in part, as determined by Sanofi and specified in the written notice) Sections 2 and 3 of this Agreement (other than Sections 3.3).  Upon such partial termination (i) Sanofi will assume full control over the development of Product, (ii) all committees, including the JSC will be disbanded, (iii) Sanofi will have no further obligation to send Micromet any reports or updates regarding the Product other than to provide Micromet with an annual summary of its development progress during such year and proposed annual sales forecast following Regulatory Approval of the Product and the reports described in Section 9.3 and (iv) Micromet will assign to Sanofi (or at the discretion of Sanofi, terminate) any contracts entered into with any Third Parties in connection with the development of the Product to the extent permitted to do so and thereafter Sanofi will have no further obligation whatsoever to reimburse Micromet for any Micromet Development Expenses that are incurred after the effective date of termination.  In addition to the rights described above, Sanofi will have the right to set-off, against any payments or other amounts due to Micromet by Sanofi but not yet paid by Sanofi, all direct damages established in the arbitration under Section 17.4 (or as agreed in writing by Micromet) suffered by Sanofi, based on the material breach that gave rise to Sanofi’s election under this Section 12.4.  If Sanofi elects this set-off remedy, then such remedy will be exclusive and in lieu of all other remedies that may be available to Sanofi for such material breach.

13.	Effects of Termination

13.1       Program Transfer upon Termination. Upon any termination of this Agreement (excluding any partial termination under Section 12.4), Sanofi will [***] transfer or assign to Micromet or its designee all materials, documentation, processes, Regulatory Filings, licenses, and other items as are reasonably necessary for Micromet to continue the development of a Product (such transfer, including the actions listed below hereafter referred to as the “Program Transfer”).  Without limiting the generality of the foregoing, and to the extent requested by Micromet, Sanofi hereby agrees (effective only upon such termination) and will:

(a)              transfer to Micromet all Know-How, data, materials, reports and information in Sanofi’s possession or control that were developed under the Agreement or in winding down the clinical trials and other development activities relating to Products, and treat the foregoing as “Confidential Information” of Micromet under Section 10; provided that Sanofi will be allowed to retain any such materials that a Regulatory Authority requires Sanofi to retain;

(b)              transfer to Micromet all Regulatory Filings and Marketing Approvals relating to such Product;

(c)              transfer to Micromet the management and continued performance of any clinical trials for such Product ongoing as of the effective date of such termination;

(d)              transfer to Micromet all clinical and commercial supplies of such Product in Sanofi’s possession or control;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(e)              complete all manufacturing activities relating to such Product that are ongoing as of the effective date of such termination, and upon Micromet’s request, supply Micromet with such Product for clinical development or commercial sale but in no event longer than [***]; provided, that Micromet will reimburse Sanofi for [***]% of the reasonable and documented costs incurred by Sanofi in such manufacturing activities performed by or on behalf of Sanofi;

(f)               transfer the manufacturing process for the Product to Micromet or its designee (which will be designated by Micromet as soon as reasonably practical but in no event later than [***] following the effective date of the termination of this Agreement);

(g)              assign to Micromet any or all agreements between Sanofi and Third Parties, relating solely to the development or manufacture of such Product, to the extent permissible under the terms of such agreements;

(h)              assign to Micromet its entire right, title and interest in and to any [***];

(i)              assign to Micromet its entire right, title and interest in and to any trademarks, trade dress, logos, slogans, designs and copyrights, in each case relating solely to such Product, including any registrations for the foregoing;

(j)              grant to Micromet a worldwide, fully-paid, transferrable, irrevocable, exclusive license (with the right to grant and authorize the further grant of sublicenses) under any [***] Technology, Sanofi’s interest in any [***] Technology and a worldwide, royalty bearing, transferrable, irrevocable, exclusive license (with the right to grant and authorize the further grant of sublicenses) under any [***] Technology and [***] Technology in each case as and to the extent incorporated or used in the Product or otherwise necessary to research, develop, make, use, offer for sale, sell, import, export and otherwise commercialize the Product.  Promptly following the delivery of a termination notice by a Party under this Agreement, the Parties will negotiate in good faith the [***] for the foregoing license to [***] Technology and [***] Technology.  If the Parties fail to reach an agreement on the terms and conditions of the [***] Technology and [***] Technology within [***] of the commencement of such negotiations, the procedure described in Section 17.4 will apply and Sanofi covenants during the pendency of such proceedings not to sue Micromet, its Affiliates or any third party sublicensee under any Sanofi Additional Collaboration Technology or Sanofi Independent Technology in connection with any research, development, manufacture, use sale, import, export or other commercialization of the Product; and

(k)             grant to Micromet a worldwide, fully-paid, transferrable, irrevocable, non-exclusive license (with the right to grant and authorize the further grant of sublicenses) under any [***] Technology and Sanofi’s interest in any [***] Technology to research, develop, make, use offer for sale, sell, import, export or otherwise commercialize any Micromet Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

13.2       Funding during Notice Period and Payment of Committed Expenses.  During the period from providing a notice of termination pursuant to Section 12.3 through the termination of the Agreement, Sanofi will continue to perform the Development Plan and reimburse Micromet for its Micromet Development Expenses in accordance with the terms of this Agreement.  In addition, Sanofi will pay to Micromet (i) upon termination of this Agreement pursuant to Section 12.3 and for a period [***] thereafter, [***] made in accordance with the [***] and (ii) upon termination of this Agreement pursuant to Section 12.3 any [***] made in accordance with the Development Plan prior to [***] in the event Micromet determines [***].  Micromet will inform Sanofi prior to entering into any agreement with a Third Party covered under this Section 13.2 that would include payment obligations that are not cancellable with [***] notice.

13.3       Termination of Licenses.  Upon any termination of this Agreement, all rights and licenses granted by Micromet to Sanofi hereunder will terminate.

13.4       Rights Upon Expiration.  Upon expiration of this Agreement pursuant to Section 12.1, Sanofi will have a non-exclusive, fully paid, royalty-free right and license under the Licensed Technology to make, have made, use, sell, offer for sale, and import Products then being Commercialized in the Territory in the Field.  Notwithstanding the foregoing, Sanofi will make any payments under any [***], the agreements listed in Exhibit G-1 and any other payments due to Third Parties for any intellectual property rights licensed to Sanofi pursuant to this Agreement, for as long as such payments are due under such agreements, and Sanofi’s rights as a licensee or sublicensee under such intellectual property rights will remain subject to Sanofi’s compliance the payment and other terms thereof.

13.5       Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination.  Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

13.6       Survival.  Sections 5.4, 5.6, 6.1, 6.2, 8 (with respect to any unpaid amounts due), 9, 10 (for the period stated in Section 10.3), 13, 14, 16 and 17, together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement.

14.	Indemnification and Insurance

14.1       Indemnification of Micromet.  Sanofi will indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Micromet Indemnitee, to the extent caused by or arising out of: (a) any breach by Sanofi of this Agreement, (b) the gross negligence or willful misconduct on the part of Sanofi, its Affiliates, or Service Providers in performing any activity contemplated by this Agreement, or (c) the development, manufacture, use, handling, storage, supply, Commercialization or other disposition of Product by Sanofi, its Affiliates or its/their sublicensees.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.2       Indemnification of Sanofi.  Micromet will indemnify Sanofi, its Affiliates, and their respective directors, officers, and employees (each, a “Sanofi Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Sanofi Indemnitee, to the extent caused by or arising out of: (a) any breach by Micromet of this Agreement;  (b) the gross negligence or willful misconduct on the part of Micromet, its Affiliates, or Service Providers in performing any activity contemplated by this Agreement; (c) the performance of Micromet’s development activities under the [***], or (d) from the manufacture, use, handling, storage, supply, sale or other disposition of Product by Micromet or its Affiliates, or Service Providers, in each case, excluding any Losses to the extent Sanofi has an obligation to indemnify Micromet and its Affiliates pursuant to Section 14.1.

14.3       Notice of Claim.  All indemnification claims in respect of any Sanofi Indemnitee or Micromet Indemnitee seeking indemnity under Sections 14.1 or 14.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”).  The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 14.1 or Section 14.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.

14.4       Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 14.1 and 14.2 by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may select and appoint the lead legal counsel for the defense of the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim, except as provided in Section 14.5.

14.5       Right to Participate in Defense.  Without limiting Section 14.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.4 (in which case the Indemnified Party will control the defense).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.6       Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate. The Indemnifying Party will pay all amounts on behalf of the Indemnified Party at or  prior to the time of the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 14.4 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend  any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 14.5.

14.7       Cooperation.  If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense of such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection with such cooperation.

14.8       Expenses.  Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.9       Insurance.  During the Term, each Party will have and maintain such types and amounts of liability insurance including self-insurance as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a certificate of insurance in that regard, along with any amendments and revisions thereto.

15.	Representations and Warranties

15.1           Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

15.1.1        Such Party (a) has the corporate power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

15.1.2        This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance;

15.1.3        The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

15.2        Additional Representations and Warranties of Micromet.  Micromet hereby represents and warrants to Sanofi that, as of the Effective Date:

15.2.1        Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.2.2        Micromet is the sole and exclusive owner of all right, title and interest in the Licensed Technology or, as the case may be, has obtained licenses thereto.

15.2.3        To the knowledge of Micromet’s officers and the head of Micromet’s Intellectual Property department (i) Micromet has not received any written allegation from a Third Party that any Patent within the [***] Technology is invalid or unenforceable and (ii) no Patent within the [***] Technology is subject to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

15.2.4        [***], to the knowledge of Micromet’s officers and the head of Micromet’s Intellectual Property department (i) the research and development activities of potential Products as described in the Development Plan as of the Effective Date, and (ii) the generation of BiTE Antibodies binding to the Collaboration Target and manufacture for clinical purposes of such BiTE Antibodies as described in the Development Plan as of the Effective Date and the composition or use of such generated BiTE Antibodies in a Product  is not claimed in any published patent application (evaluating such patent application as of the Effective Date as though it was issued with the claims as published as of the Effective Date) or any issued Patent of a Third Party that is not sublicensed to Sanofi under this Agreement as part of [***] Technology.

15.2.5        Micromet has not received, with respect to the Licensed Technology, any notice of infringement or any written communication relating in any way to a possible infringement of any Third Party patent rights by its activities prior to the Effective Date or the activities of either Party contemplated by this Agreement.

15.2.6        Micromet has the right and authority to grant the rights and licenses granted to Sanofi pursuant to the terms and conditions of this Agreement, and Micromet has not granted any right, license, or interest in, to, or under the Licensed Technology that is inconsistent with the rights, licenses, and interests granted to Sanofi under the terms and conditions of this Agreement.

15.2.7        Micromet has not placed, and to Micromet’s knowledge there does not exist, upon the Licensed Technology any encumbrance, charge or lien that would preclude Micromet from granting the rights to Sanofi under this Agreement.

15.2.8        The Patents listed on Exhibit C represent all Patents within Micromet’s Control required or useful for the development and Commercialization of a Product; provided that it will not be a breach of this representation if any Patent was omitted from this Exhibit C and is subsequently included on an revised Exhibit C.

15.2.9        The Patents listed on Exhibit C have been filed and maintained in a manner consistent with its standard practice in each applicable country in the Territory in which such Patents have been filed and all applicable fees have been paid on or before the due date for payment.

15.2.10      To Micromet’s knowledge, all inventors of inventions claimed in the Patents listed on Exhibit C have assigned, or have a contractual obligation to assign, their entire right, title and interest in and to such inventions to Micromet and the inventors listed are correct and there are no claims or assertions in writing regarding the inventorship of such Patent Rights alleging that additional or alternative inventors ought to be listed, except for the corrections listed on Exhibit J.

15.2.11      To the knowledge of Micromet’s officers, the option under Contract #[***] listed on Exhibit G-1 is in full force and effect and Micromet has not received any notice that such option could not be exercised by Micromet in accordance with the terms thereof.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

15.3       Additional Representations and Warranties of Sanofi. Sanofi hereby represents and warrants to Micromet that, as of the Effective Date:   Sanofi is a corporation duly organized, validly existing and in good standing under the laws of France, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.4       Compliance.  Each Party will conduct its respective activities under this Agreement with respect to a Product in good scientific manner, and in compliance in all material respects with all requirements of Applicable Laws.

16.	Disclaimer; Limitation of Liability

16.1       Disclaimer of Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 15, SANOFI AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND SANOFI AND MICROMET EACH SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

16.2       Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.  THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY'S OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 10 AND 14.

17.	Miscellaneous

17.1       Force Majeure.  Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, pandemics, quarantines, war, acts of terrorism, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any Governmental Authority.  The non-performing Party will notify the other Party of such force majeure within ten (10) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] after the date of the occurrence, the Party not affected by such force majeure may terminate this Agreement immediately upon written notice to the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.2       Assignment.  Neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party (which consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion); provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party provided that such transfer and assignment will be effective for only so long as such Affiliate remains an Affiliate, or (b) to any Third Party in connection with a Change of Control of such Party.  In addition, in the event that in connection with any Change of Control of, or the acquisition of a Third Party by Sanofi, a Governmental Authority requires the sale, transfer or divestiture of Sanofi’s rights in and to a Product, then Sanofi may assign this Agreement in whole or in part to a Third Party, within the [***] period following the closing of such Change of Control or acquisition, subject to Micromet’s consent not to be unreasonably withheld (it being understood that such consent may be withheld, among other reasons, in the event such Third Party is developing or commercializing a product that may be competitive with a Product); provided, however, that such consent will not be required for any assignment of this Agreement to any person or entity designated and approved by the Governmental Authority requiring such sale, transfer or other divestiture of a Product.  Any such assignment will not be effective unless and until the relevant Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement.  A copy of such written assumption of obligations will be provided to the other Party upon request.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

17.3       Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.4       Governing Law; Dispute Resolution.

17.4.1 This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of New York, New York, United States of America, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country.

17.4.2 The Parties will try to settle their differences amicably between themselves.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 17.4.3, notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to the [***] of [***] who will meet in person at least once and use their good faith efforts to resolve the Dispute within [***] after such referral.

17.4.3 If a Dispute is not resolved as provided in the preceding Section 17.4.2, whether before or after termination of this Agreement, the Parties hereby agree that:

(a)              if the Parties fail to agree on the appropriate terms of a license to be granted under Sections 7.3 or 13.1(j) then the procedures set forth on Exhibit I will apply; and

(b)              all other Disputes will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 17.4.3.  The arbitration will be held in New York, New York, USA according to Rules of Arbitration of the International Chamber of Commerce (“ICC”).  The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable ICC rules.  Any arbitration herewith will be conducted in the English language to the maximum extent possible.  The arbitrators will be instructed not to award any punitive or special damages and will render a written decision no later than [***] following the selection of the arbitrator, including a basis for any damages awarded and a statement of how the damages were calculated.  Any award will be promptly paid in Euros free of any tax, deduction or offset.  Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 17.  With respect to money damages, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages.  By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages.  Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees).  Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.

17.4.4 Nothing in this Section 17 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.5       Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:

If to Sanofi, to:

sanofi-aventis
174, avenue de France
75635 Paris, Cedex 13
France
Attention: Senior Vice President – Business Development
Facsimile: 33.1.53.77.49.67

with a copy to:

sanofi-aventis
174, avenue de France
75635 Paris, Cedex 13
France
Attention: Senior Vice President & General Counsel
Facsimile: 33.1.53.77.43.03

If to Micromet, to:

Micromet AG
Staffelseestr. 2
81477 Munich
Germany
Attention: Head of Business Development
Facsimile: ++49 89 895 277 205

with a copy to:

Micromet, Inc.
6707 Democracy Boulevard
Suite 505
Bethesda, MD 20817
Attention: General Counsel
Facsimile: +1-240-752-1425

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on the same day if a Business Day and if not on the next Business Day following delivery, and (ii) on the second Business Day after dispatch, if sent by internationally-recognized overnight courier.  It is understood and agreed that this Section 17.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations, in due course, under the terms of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.6       Entire Agreement; Modifications.  This Agreement and all Exhibits and Schedules hereto (including the diligence summary delivered by Micromet as of the Effective Date) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidentiality Agreement between the Parties dated [***].  Each Party confirms that it is not relying on any representations or warranties of the other Party except those that are expressly made in this Agreement.  No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties.

17.7       Relationship of the Parties.  The relationship between the Parties is and will be that of independent contractors, and does and will not constitute a partnership, joint venture or agency. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any actions, which are binding on the other Party, except with the prior written consent of the other Party to do so.  All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

17.8       Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.

17.9       Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.10     No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

17.11     Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.12     English Language.  This Agreement has been written and executed in the English language.  Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

17.13     Construction.  Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  References to “Section” or “Exhibit” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.

[Remainder of this page is left blank intentionally]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG		SANOFI-AVENTIS

By:	/s/ Jens Hennecke	By:	/s/ Jérôme Contamine
Name:	Jens Hennecke	Name:	Jérôme CONTAMINE
Title:	SVP Business Development,	Title:	Executive Vice President and
	Vorstand		Chief Financial Officer

By:	/s/ Patrick Baeuerle	By:	/s/ Lawrence Dotnoux
Name:	Patrick Baeuerle	Name:	Lawrence Dotnoux
Title:	SVP & CSO, Vorstand	Title:	SVP, Chief Strategic Officer

Legal Department Review: MaA

[Signature Page to the Collaboration and License Agreement]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit A

Collaboration Target

SwissProt entry: [***]
Accession number: [***]

          [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit B

Initial Development Plan

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit C

Patents within [***] Technology

[***]

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]
[***]
Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D

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[***]	[***]

[***]	[***]

[***]	[***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E

Patent Jurisdictions

Patent Code	Patent Jurisdiction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit F
Milestone Schedule

Milestone Event		Milestone Payments
[***]		€[***]
[***]		€[***]
[***]	[***]	€[***]
	[***]	€[***]
[***]	[***]	€[***]
	[***]	€[***]
[***]	[***]	€[***]
	[***]	€[***]
[***]	[***]	€[***]
	[***]	€[***]
[***]		€[***]
[***]		€[***]
[***]		€[***]

Notwithstanding anything to the contrary above, Sanofi will not be obligated to pay the milestones described above for a particular Product as applicable [***].

If a milestone event described above is achieved that is subsequent to a preceding milestone event with respect to which Sanofi has not yet made the corresponding milestone payment, the preceding milestone event is deemed achieved, and the corresponding milestone payment is due and payable together with the payment of the milestone payment for the subsequent milestone event.

If the development of a Product is terminated but the Parties subsequently develop another Product against the same Collaboration Target, the milestone payments made by Sanofi with respect to the terminated Product will not have to be made a second time with respect to the Product replacing the terminated Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit G-1

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit G-2

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*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit H-1

Sanofi Press Release

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit H-2
Micromet Press Release

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit I

Dispute Resolution Procedures

1.
The Parties will resolve disputes stipulated in Section 17.4.3 (a) by final and binding expertise proceedings in accordance with this Exhibit I.  The Parties will select a mutually agreeable expert who has significant relevant experience in the subject matter of the disputed issue and no affiliation or pre-existing relationship with either Party.  If the Parties cannot agree on an expert within [***] days after the [***] have failed to resolve the disagreement, either Party may request the appointment of the expert in accordance with the provisions for the appointment of experts under the Rules for Expertise of the International Chamber of Commerce.  The date on which such expert is selected will be the “Proceeding Commencement Date.”

2.
Each Party will prepare and, within [***] after the Expertise Proceedings Commencement Date, deliver to both the expert and the other Party its proposed license agreement and a memorandum in support thereof (the “Support Memorandum”).  The expert will also be provided with a copy of this Agreement.

3.
Within [***] after the receipt of all proposed license agreements and Support Memoranda, the expert will select from the two proposals provided by the Parties the proposal that the expert believes [***].  The expert’s decision will be provided in writing.

4.	The expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching their decision regarding the dispute at issue.

5.	The expert’s fees and expenses will be shared equally by the Parties. Each Party will bear and pay its own expenses incurred in connection with any dispute resolution under this Exhibit I.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit J

[***]

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*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.